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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 1999


                              LJL BIOSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-23647
                            (Commission File Number)

    DELAWARE                               77-0360183
    (State or other jurisdiction of        (I.R.S. Employer Identification No.)
    incorporation)


                                405 TASMAN DRIVE
                               SUNNYVALE, CA 94089
             (Address of principal executive offices, with zip code)

                                 (408) 541-8787
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On July 28, 1999, LJL Biosystems, Inc. announced second quarter financial results. Further details regarding this announcement are contained in the company's news release dated July 28, 1999 attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Exhibits:

                  99.1 LJL Biosystems, Inc. News Release dated July 28, 1999

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LJL BIOSYSTEMS, INC.



Date:  July 30, 1999                                 By: /s/ Lev J. Leytes
                                                         ---------------------
                                                          Lev J. Leytes
                                                          President, Chief
                                                          Executive Officer
                                                          and Chairman of the
                                                          Board



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